UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2025

Goldman Sachs Real Estate Finance Trust Inc

(Exact name of registrant as specified in its charter)

Maryland	000-56667	99-2025085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 West Street, New York New York
10282
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 902-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 11, 2025, REFT Water Street LLC (“Seller”), an indirect, wholly-owned subsidiary of Goldman Sachs Real Estate Finance Trust Inc (the “Company”), entered into a Master Repurchase and Securities Contract (together with the related transaction documents, the “Repurchase Agreement”), with Wells Fargo Bank, National Association (“Wells Fargo”), to finance the acquisition and origination by Seller of performing, floating-rate whole loans, senior and pari passu participation interests in whole loans and mezzanine loans satisfying certain conditions set forth in the Repurchase Agreement. The Repurchase Agreement provides for asset purchases by Wells Fargo of up to $250 million (the “Facility”).

Advances under the Repurchase Agreement accrue interest at a per annum rate equal to the Term Secured Overnight Financing Rate (“SOFR”) for a one-month period plus a spread as agreed upon by Wells Fargo and Seller for each transaction. The maturity date of the Facility is March 11, 2028, subject to an option by Seller to extend the term for a period not to exceed the repurchase date of the last remaining eligible loan subject to the Repurchase Agreement, which may be exercised upon the satisfaction of certain customary conditions set forth in the Repurchase Agreement.

In connection with the Repurchase Agreement, the Company provided a Guaranty (the “Guaranty”), under which the Company guarantees up to a maximum liability of 25% of the then outstanding obligations of Seller under the Repurchase Agreement. The Guaranty may become full recourse to the Company upon the commencement of a voluntary bankruptcy or insolvency proceeding by Seller or the Company. The Company is also liable under the Guaranty for actual costs, expenses or liabilities actually incurred by Buyer resulting from customary “bad boy” events as described in the Guaranty.

The Repurchase Agreement and the Guaranty contain representations, warranties, covenants (including financial covenants), events of default and indemnities that are customary for similar repurchase facilities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2025	Goldman Sachs Real Estate Finance Trust Inc

	By:	/s/ Mallika Sinha
	Name:	Mallika Sinha
	Title:	Chief Financial Officer